Income Taxes (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Current and non-current deferred income tax assets
Allowance for doubtful accounts	$ 1,151,100	$ 830,000
Accrued expenses	305,500	222,700
Subtotal	1,456,600	1,052,700
Less valuation allowance	(1,456,600)	(1,052,700)
Total
Net operating loss carry-forwards	2,752,200	3,298,400
Accumulated depreciation and amortization	(1,243,500)	(344,600)
Subtotal	1,508,700	2,953,800
Less valuation allowance	(1,508,700)	(2,953,800)
Total